Exhibit 99.5

                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT


      THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of October, 2002, by and between LEHMAN BROTHERS BANK, FSB, a federal savings bank (the "Bank"), and CHASE MANHATTAN MORTGAGE CORPORATION, a New Jersey corporation (the "Servicer"), having an office at 343 Thornall Street, Edison, New Jersey 08837, recites and provides as follows:

                                    RECITALS

      WHEREAS, Centre Capital Group, Inc. ("CCGI") acquired certain first lien, fixed and adjustable rate, conventional mortgage loans on a servicing-retained basis from the Servicer, which mortgage loans were either originated or acquired by the Servicer.

      WHEREAS, such mortgage loans are currently being serviced by the Servicer for CCGI pursuant to a Mortgage Loan Purchase, Warranties and Servicing (Whole Loan Series 2002 WL-K) (the "Servicing Agreement"), dated as of August 1, 2002 and annexed as Exhibit B hereto, by and between CCGI, as owner, and the Servicer, as servicer.

      WHEREAS, pursuant to the Master Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2002 (the "Master Mortgage Loan Purchase Agreement"), and annexed as Exhibit C hereto, the Bank has purchased or received from CCGI all of CCGI's right, title and interest in and to certain of the mortgage loans currently serviced under the Servicing Agreement (hereinafter, the "Mortgage Loans") and assumed for the benefit of the Servicer the obligations of CCGI as owner under such Agreement.

      WHEREAS, the Bank has conveyed certain of the Mortgage Loans, as identified on Exhibit D hereto (the "Serviced Mortgage Loans"), to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to Citibank, N.A. (the "Trustee"), pursuant to a trust agreement dated as of October 1, 2002 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

      WHEREAS, the Bank desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Bank (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder at any time without cause in accordance with Section 10.02 of the Servicing Agreement and to the other conditions set forth herein.

      WHEREAS, the Bank and the Servicer agree that the provisions of the Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a Reconstitution Agreement (as such term is defined in the Servicing Agreement) which shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

      WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

      WHEREAS, the Bank and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Bank and the Servicer hereby agree as follows:

                                    AGREEMENT

      1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement (except for the definition of the term "Cut-off Date").

      2. Custodianship. The parties hereto acknowledge that Wells Fargo Bank Minnesota, N.A. will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated October 1, 2002, between Wells Fargo Bank Minnesota, N.A. and the Trustee.

      3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

      4. Trust Cut-off Date. The parties hereto acknowledge that by operation of
Section 4.04 and Section 5.01 of the Servicing Agreement, the remittance on November 18, 2002 to the Trust Fund is to include principal collected after October 1, 2002 (the "Trust Cut-off Date") through the preceding Determination Date plus interest, at the Mortgage Loan Remittance Rate collected through such Determination Date exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (ii), (iii) and (iv) of Section 5.01 of the Servicing Agreement.

      5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2002-22H Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Bank under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term "Purchaser" as used in the Servicing Agreement in connection with any rights of the Purchaser shall refer to the Trust


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

Fund or, as the context requires, the Master Servicer or the Trustee acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 9.01 of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Bank under the Servicing Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

      6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.02 of the Servicing Agreement) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

      7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

      All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services, Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado 80014
                  Attn:  E. Todd Whittemore, Master Servicing,
                  SASCO 2002-22H
                  Telephone:  (303) 632-3000
                  Facsimile:   (303) 632-3001

      All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled to the following wire account:

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name:  Aurora Loan Services Inc.,
                    Master Servicing Payment Clearing Account
                  Account Number:  066-611059
                  Beneficiary:  Aurora Loan Services, Inc.
                  For further credit to:  SASCO 2002-22H


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

      All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  Citibank, N.A.
                  111 Wall Street
                  14th Floor, Zone 3
                  New York, NY 10005
                  Attention:  Structured Finance-SASCO 2002-22H
                  Telephone:  (212) 657-7781
                  Facsimile:   (212) 657-4009

      All notices required to be delivered to the Bank hereunder shall be delivered to the Bank at the following address:

                  Lehman Brothers Bank, FSB
                  745 Seventh Avenue, 8th Floor
                  New York, New York 10019
                  Attention:  Gary Taylor
                  Telephone:  (212) 526-7257
                  Facsimile:  (212) 526-0323

      All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

      8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

      9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.


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

      Executed as of the day and year first above written.

                                        LEHMAN BROTHERS BANK, FSB,
                                                   as Owner


                                        By:_____________________________________
                                             Name:  Gary Taylor
                                             Title: Vice President


                                        CHASE MANHATTAN MORTGAGE
                                          CORPORATION, as Servicer


                                        By:_____________________________________
                                             Name:  Eileen A. Lindblom
                                             Title: Senior Vice President


Acknowledged By:

AURORA LOAN SERVICES INC.,
     as Master Servicer


By:_________________________________________
     Name:  E. Todd Whittemore
     Title: Executive Vice President


CITIBANK, N.A.,
     as Trustee


By:_________________________________________
     Name:  Karen Schluter
     Title: Assistant Vice President

                                    EXHIBIT A

                    Modifications to the Servicing Agreement


1. Master Servicer as Agent of the Trust Fund. The parties hereto acknowledge that all consents, approvals, recommendations and directions required to be obtained by the Servicer from the Purchaser pursuant to Articles IV, V and VI of the Servicing Agreement shall be obtained by the Servicer from the Master Servicer in its capacity as master servicer of the Trust Fund.

2. The definition of "Custodial Account" in Article I is hereby amended in its entirety to read as follows:

                  Custodial Account: Each separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Chase Manhattan Mortgage Corporation, in trust for the Structured Asset Securities Corporation 2002-22H Trust Fund" and shall be established in an Eligible Account.

3. The definition of "Escrow Account" in Article I is hereby amended in its entirety to read as follows:

                  Escrow Account: Each separate trust account or accounts
            created and maintained pursuant to Section 4.06 which shall be entitled "Chase Manhattan Mortgage Corporation, in trust for the Structured Asset Securities Corporation 2002-22H Trust Fund" and shall be established in an Eligible Account.

4. The definition of "Prepayment Interest Shortfall Amount" in Article I is hereby amended in its entirety to read as follows:

                  Prepayment Interest Shortfall Amount: With respect to any
            Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

5.    Section 4.01 (Seller to Act as Servicer) is hereby amended as follows:

      (i) by deleting the first sentence of the second paragraph of such section and replacing it with the following:

            Consistent with the terms of this Agreement, the Bank may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Bank's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provide, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Bank, imminent, the Bank shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

      (ii) by adding the following to the end of the second paragraph of such section:

            Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in the Servicing Agreement, the Servicer shall not, unless the Mortgagor is in default with respect to the Mortgage Loan or default is imminent (in the judgment of the Servicer), make or permit any modification, waiver or amendment of any Mortgage Loan which would change its Mortgage Rate, forgive the payment of principal and/or interest, reduce or increase the outstanding principal balance or change the final maturity date.

6. Section 4.13 (Title, Management and Disposition of REO Property) is hereby amended by deleting the first and second sentences of the fifth paragraph of such section and replacing them with the following:

            The Servicer shall use commercially reasonable best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Purchaser to such effect that a longer period is necessary for the orderly liquidation of such REO Property. If a longer period than three (3) years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property.

7. Section 6.04 (Annual Statement as to Compliance) is hereby amended by replacing the words "April 30 of each year, beginning with 2001" to "the last day of February of each year, beginning with February 28, 2003" and
      Section 6.05 (Annual Independent Certified Public Accountant's Servicing Report) is hereby amended by replacing the words "within one hundred twenty (120) days of Seller's fiscal year end (December 31 of each year beginning December 31, 2001)" with the words "on or before the last day of February of each year, beginning with February 28, 2003".

8. Section 8.01 (Indemnification; Third Party Claims) is hereby amended and restated in its entirety to read as follows:


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

                  The Servicer shall indemnify the Trust Fund, the Trustee, the
            Master Servicer and the Bank and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses, as applicable to such indemnified party's interest, that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Servicer further agrees to indemnify the Trust Fund, the Trustee, the Master Servicer, and the Bank and hold each such parties harmless against any and all claims, losses, damages, penalties, fees; forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses, as applicable to such indemnified party's interest, that such parties may sustain in any way related to a breach of a representation and warranty set forth in Section 3.01 or Section 3.02 of this Agreement. The Servicer immediately shall notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Master Servicer in connection with such claim but shall only be required to make advances in connection with the defense of such claim if the Servicer in its reasonable judgment determines that reimbursement of such advances will be recoverable from the Trust Fund (or the Bank or the Master Servicer acting on behalf of the Trust Fund). The Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except, to the extent of any losses related to the Servicer's wrongdoing, when the claim is in any way related to the Servicer's indemnification for breaches of a representation or warranty set forth in Section 3.01 or Section 3.02 or the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement, or the gross negligence, bad faith or willful misconduct of the Servicer.

                  The Trust Fund, the Bank and the Master Servicer shall each respectively indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to such party's failure to perform its respective duties in compliance with the terms of this Agreement, or, in the case of the Master Servicer, to master service and administer the Mortgage Loans in compliance with this Agreement and the Trust Agreement. The provisions of this Section 8.01 shall survive termination of this Agreement.

9. Section 9.01 is hereby amended by changing all references to "Purchaser" in the paragraph following clause (ix) of such section to "Master Servicer."


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

10. Section 9.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" therein to the "Master Servicer with the prior consent of the Trustee".

11. Section 10.02 (Termination Without Cause) is hereby amended by changing all references to "Purchaser" in such section to "Bank."

12. Section 12.01 (Successor to the Seller) is hereby amended in its entirety to read as follows:

                  Simultaneously with the termination of the Servicer's
            responsibilities and duties under this Agreement (a) pursuant to Sections 4.13, 8.04, 9.01, 10.01 or 10.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement set forth in Section 8.02 hereof which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Bank, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Depositor, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to
            Section 3.01, 3.02 and 3.03 and the remedies available to the Trustee under Section 8.01, it being understood and agreed that the provisions of such Sections 3.01, 3.02, 3.03 and 8.01 shall be applicable to the Servicer, with respect to the period prior to the Servicer's resignation or removal, notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.


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

                  Within a reasonable period of time, but in no event longer than 90 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Any successor appointed as provided herein shall execute,
            acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in
            Section 3.01 and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 4.13, 8.04, 9.01, 10.01 or 10.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                  The Servicer shall deliver (i) within three (3) Business Days to the successor Servicer the funds in the Custodial Account and Escrow Account and (ii) within a reasonable period of time, but in no event longer than 90 days of the appointment of a successor servicer, all Mortgage Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                  Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder as a result of termination or removal of the Servicer for cause pursuant to Section 9.01 of this Servicing Agreement, including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated Servicer from its own funds without reimbursement.


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

13. Intended Third Party Beneficiaries. The parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.


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

                                    EXHIBIT B

           Mortgage Loan Purchase, Warranties and Servicing Agreement


                               [See Exhibit 99.13]

                                    EXHIBIT C

                     Master Mortgage Loan Purchase Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                             Mortgage Loan Schedule

                             [INTENTIONALLY OMITTED]